UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report ) January 26, 2004

CalWest Bancorp

(Exact name of Registrant as specified in its charter)

California	333-14288	56-2380639
(State or other jurisdiction Of incorporation)	(File number)	(I.R.S. Employer Identification No.)

22342 Avenida Empresa, Rancho Santa Margarita, CA		92688
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (949) 766-3000

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

99.1 Press Release dated January 26, 2004

Item 12.                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 26, 2004 the Company issued a press release announcing earnings for the year ended December 31, 2003 and made publicly available certain supplemental information.  The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CalWest Bancorp
March 16, 2004	By:	/s/ Thomas E. Yott
Thomas E. Yott
President